Fair Value Measurements (Tables)	12 Months Ended
Mar. 31, 2013
Summary of Company's Financial Assets and Liabilities that were Accounted for at Fair Value on Recurring Basis

The following table sets forth by level within the fair value hierarchy, the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis at 31 March 2013 according to the valuation techniques the Company used to determine their fair values.

(Millions of US dollars)	Fair Value at 31 March 2013	Fair Value Measurements Using Inputs Considered as
		Level 1	Level 2	Level 3

Assets
Cash and cash equivalents	$153.7	$153.7	$-	$-
Restricted cash and cash equivalents	131.4	131.4	-	-
Restricted short-term investments	7.1	-	7.1	-

Total Assets	$292.2	$285.1	$7.1	$-

Liabilities
Interest rate swap contracts included in Accounts Payable	1.3	-	1.3	-

Total Liabilities	$1.3	$-	$1.3	$-